VOID AFTER 5:00 P.M., EASTERN TIME ON DECEMBER ___, 2008
             WARRANT TO PURCHASE 250,000 SHARES OF THE COMMON STOCK


                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                           CHARYS HOLDING COMPANY INC.


THIS WARRANT, AND THE SECURITIES INTO WHICH IT IS EXERCISABLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
 ----------
AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE.

     FOR VALUE RECEIVED, Charys Holding Company, Inc., a corporation organized under the laws of Delaware (the "Company"), grants the following rights to Mel Harris and Steven Posner, or their designees (collectively, the "Holder"):

                             ARTICLE 1. DEFINITIONS

     Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Securities Purchase Agreement by and between the Company and the Holder and entered into on December ___, 2005 (the "Securities Purchase Agreement"). As used in this Agreement, the following terms shall have the following meanings:

     "Corporate Office" shall mean the office of the Company (or its successor) at which at any particular time its principal business shall be administered.

     "Exercise Date" shall mean any date on which the Holder gives the Company a Notice of Exercise in the form attached hereto as Appendix I and in compliance with the Securities Purchase Agreement.

     "Exercise Price" shall mean the price equal to the lower of: (i) $0.80 per share of the Common Stock, or (ii) 120 percent of the average closing bid price for the five trading days immediately preceding the Closing Date (the "Fixed
                                                                           -----
Price"),  or  (iii)  80  percent  of  the  lowest closing bid price for the five
-----
trading  days  immediately  preceding the date of exercise (the "Future Price").
                                                                 ------------

     "Expiration Date" shall mean 5:00 p.m. Eastern Time) on December ___, 2008.

     "Fair  Market  Value"  shall  have the meaning set forth in Section 2.2(b).

     "Market  Value"  shall  have  the  meaning  set  forth  in  Section 2.2(b).

     "SEC"  shall  mean  the  United  States Securities and Exchange Commission.

     "Warrant Shares" shall mean the shares of the Common Stock issuable upon exercise of this Warrant.

                       ARTICLE 2. EXERCISE AND AGREEMENTS

     2.1     Exercise  of Warrant; Sale of Warrant and Warrant Shares.  (a) This
             --------------------------------------------------------
Warrant shall entitle the Holder to purchase, at the Exercise Price, 250,000 shares of the Common Stock. This Warrant shall be exercisable at any time and from time to time from the date hereof and prior to the Expiration Date (the "Exercise Period"). This Warrant and the right to purchase Warrant Shares hereunder shall expire and become void on the Expiration Date.

     2.2     Manner  of  Exercise.
             --------------------

     (a) The Holder may exercise this Warrant at any time and from time to time during the Exercise Period, in whole or in part (but not in denominations of fewer than 100 Warrant Shares, except upon an exercise of this Warrant with respect to the remaining balance of Warrant Shares purchasable hereunder at the time of exercise), by delivering to the Escrow Agent pursuant to the Escrow Shares Escrow Agreement of even date herewith incorporated herein by reference
(i) a duly executed Notice of Exercise in substantially the form attached as Appendix I hereto; (ii) the certificate representing the Warrants, and (iii) a bank cashier's or certified check for the aggregate Exercise Price of the Warrant Shares being purchased.

     (b) The Holder may, at its option, in lieu of paying cash for the Warrant Shares, exercise this Warrant by an exchange, in whole or in part (a "Warrant Exchange"), by delivery to the Escrow Agent of (i) a duly executed Notice of Exercise electing a Warrant Exchange, and (ii) the certificate representing this Warrant. In connection with any Warrant Exchange, the Holder shall be deemed to have paid for the Warrant Shares an amount equal to the Fair Market Value of each Warrant delivered, and the Warrants shall be deemed exercised for the amount so paid. For this purpose, the Fair Market Value of each Warrant is the difference between the Market Value of a share of the Common Stock and the Exercise Price on the Exercise Date. Market Value shall mean the average Closing Bid Price of a share of the Common Stock during the ten Trading Days ending on the Exercise Date.

     2.3     Termination.  All  rights  of  the  Holder  in this Warrant, to the
             -----------
extent  they  have  not  been exercised, shall terminate on the Expiration Date.

     2.4     No  Rights  Prior  to Exercise.  This Warrant shall not entitle the
             ------------------------------
Holder  to  any  voting  or  other  rights  as  a  stockholder  of  the Company.

     2.5     Fractional  Shares.  No  fractional  shares  shall be issuable upon
             ------------------
exercise of this Warrant, and the number of Warrant Shares to be issued shall be rounded up to the nearest whole number. If, upon exercise of this Warrant, the Holder hereof would be entitled to receive any fractional share, the Company shall issue to the Holder one additional share of the Common Stock in lieu of such fractional share.

     2.6     Escrow.  The  Company agrees to enter into the Escrow Shares Escrow
             ------
Agreement and to deposit with the Escrow Agent thereunder stock certificates registered in the name of the Holder, each representing a number of shares of the Common Stock (in denominations specified by the Purchaser) equal, in the aggregate, to the total number of Warrant Shares for which this Warrant is exercisable, assuming exercise of this Warrant in full on the date hereof. The Company shall deposit additional certificates for Warrant Shares upon request by the Escrow Agent pursuant to the Escrow Agreement and Exhibit F to the
                                                               ----------
Securities  Purchase  Agreement.

     2.7     Adjustments  to  Exercise  Price  and  Number  of  Securities.
             -------------------------------------------------------------

     (a)     Computation  of Adjusted Exercise Price.  In case the Company shall
             ---------------------------------------
at any time after the date hereof and until this Warrant is fully exercised issue or sell any shares of the Common Stock (other than the issuances or sales referred to in Section 2.7(f) hereof), including shares held in the Company's treasury and shares of the Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of the Common Stock and shares of the Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of the Common Stock (excluding shares of the Common Stock issuable upon exercise of options, warrants or conversion rights granted as of the date hereof), for a consideration per share less than the Exercise Price on the date immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price equal to the quotient derived by dividing (A) an amount equal to the sum of (X) the product of (a) the Exercise Price on the date immediately prior to the issuance or sale of such shares, multiplied by (b) the total number of shares of the Common Stock outstanding immediately prior to such issuance or sale plus, (Y) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by (B) the total number of shares of the Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of the Common Stock, as provided by Section 2.7(c) hereof.

     For  the  purposes  of  any  computation to be made in accordance with this
Section  2.7(a),  the  following  provisions  shall  be  applicable:

          (i) In case of the issuance or sale of shares of the Common Stock for a consideration part or all of which shall be cash, the amount of cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of the Common Stock are offered by the Company for subscription, the subscription price, or if either of such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

          (ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of the Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

          (iii) Shares of the Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

          (iv) The reclassification of securities of the Company other than shares of the Common Stock into securities including shares of the Common Stock shall be deemed to involve the issuance of such shares of the Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of the Common Stock shall be determined as provided in subsection (ii) of this Section 2.7(a).

          (v) The number of shares of the Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights, warrants and upon the conversion or exchange of convertible or exchangeable securities; provided, however, that shares issuable upon the exercise of the Warrants shall not be included in such calculation.

     (b)     Options,  Rights,  Warrants  and  Convertible  and  Exchangeable
             ----------------------------------------------------------------
Securities.  In  case  the  Company  shall at any time after the date hereof and
----------
until this Warrant is fully exercised issue options, rights or warrants to subscribe for shares of the Common Stock, or issue any securities convertible into or exchangeable for shares of the Common Stock, for a consideration per share less than the Exercise Price immediately prior to the issuance of such options, rights or warrants (excluding shares of the Common Stock issuable upon exercise of options, warrants or conversion rights granted as of the date hereof and shares of the Common Stock issuable upon exercise of stock options at or above the closing market price per share of the Common Stock under any stock option plan of the Company), or such convertible or exchangeable securities, or without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provision of Section 2.7(a) hereof, provided that:

          (i) The aggregate maximum number of shares of the Common Stock, as the case may be, issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warranties were issued, and for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of the Warrants), if any, received by the Company for such options, rights or warrants.

          (ii) The aggregate maximum number of shares of the Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of the Common Stock in accordance with the terms of the Warrants) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof.

          (iii) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subsection (a) of this Section 2.7, or in the price per share at which the securities referred to in subsection (b) of this Section 2.7 are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

          (iv)     If  any options, rights or warrants referred to in subsection
(a) of this Section 2.7, or any convertible or exchangeable securities referred to in subsection (b) of this Section 2.7, expire or terminate without exercise or conversion, as the case may be, then the Exercise Price of the remaining outstanding Warrant shall be readjusted as if such options, rights or warrants or convertible or exchangeable securities, as the case may be, had never been issued.

     (c)     Subdivision and Combination.  In case the Company shall at any time
             ---------------------------
subdivide or combine the outstanding shares of the Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

     (d)     Adjustment  in  Number  of Securities.  Upon each adjustment of the
             -------------------------------------
Exercise Price pursuant to the provisions of this Section 2.7, the number of Warrant Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest whole number by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     (e)     Merger  or  Consolidation.  In  case  of  any  consolidation of the
             -------------------------
Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding the Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property (except in the event the property is cash, then the Holder shall have the right to exercise the Warrant and receive cash in the same manner as other stockholders) receivable upon such consolidation or merger, by a holder of the number of shares of the Common Stock of the Company for which such warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 2.7. The foregoing provisions of this paragraph (e) shall similarly apply to successive consolidations or mergers.

     (f)     No Adjustment of Exercise Price in Certain Cases.  No adjustment of
             ------------------------------------------------
the Exercise Price shall be made upon the issuance of any securities (i) under an Approved Stock Plan (as such term is defined in the Convertible Debenture dated as of the date hereof), (ii) that constitute Excluded Securities (as such term is defined in the Convertible Debenture dated as of the date hereof) and/or
(iii) that constitute Other Securities (as such term is defined in the Convertible Debenture dated as of the date hereof).

     (g)     Dividends  and  Other Distributions.  In the event that the Company
             -----------------------------------
shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of the Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of the Common Stock), whether issued by the Company or by another, or any other thing of value, the Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of the Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this subsection 2.7 (g). Nothing contained herein shall provide for the receipt or accrual by a Holder of cash dividends prior to the exercise by such Holder of the Warrants.

     2.8     Registration Rights.  The Holder shall have the registration rights
             -------------------
set  forth  in  the  Investor  Registration  Rights  Agreement.

                            ARTICLE 3. MISCELLANEOUS

     3.1     Transfer.  This  Warrant  may  not  be  offered, sold, transferred,
             --------
pledged, assigned, hypothecated or otherwise disposed of, in whole or in part, at any time, except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of an investment representation letter and a legal opinion reasonably satisfactory to the Company).

     3.2     Transfer  Procedure.  Subject to the provisions of Section 3.1, the
             -------------------
Holder may transfer or assign this Warrant by giving the Company notice setting forth the name, address and taxpayer identification number of the transferee or assignee, if applicable (the "Transferee"), and surrendering this Warrant to the Company for reissuance to the Transferee and, in the event of a transfer or assignment of this Warrant in part, the Holder. (Each of the persons or entities in whose name any such new Warrant shall be issued are herein referred to as a "Holder").

     3.3     Loss,  Theft,  Destruction  or  Mutilation.  If  this Warrant shall
             ------------------------------------------
become mutilated or defaced or be destroyed, lost or stolen, the Company shall execute and deliver a new Warrant in exchange for and upon surrender and cancellation of such mutilated or defaced Warrant or, in lieu of and in substitution for such Warrant so destroyed, lost or stolen, upon the Holder filing with the Company an affidavit that such Warrant has been so mutilated, defaced, destroyed, lost or stolen. However, the Company shall be entitled, as a condition to the execution and delivery of such new Warrant, to demand reasonably acceptable indemnity to it and payment of the expenses and charges incurred in connection with the delivery of such new Warrant. Any Warrant so surrendered to the Company shall be canceled.

     3.4     Notices.  All  notices and other communications from the Company to
             -------
the Holder or vice versa shall be deemed delivered and effective when given personally, by facsimile transmission with confirmation sheet at such address and/or facsimile number as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or the Holder from time to time.

     3.5     Waiver.  This  Warrant  and any term hereof may be changed, waived,
             ------
or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     3.6     Governing  Law.  This Warrant shall be governed by and construed in
             --------------
accordance with the laws of the State of Florida, without giving effect to its principles regarding conflicts of law. Any action to enforce the terms of this Warrant shall be exclusively heard in the county, state and federal Courts of Florida and Country of the United States of America.

     3.7     Signature.  In  the  event  that  any  signature on this Warrant is
             ---------
delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same, with the same force and effect as if such facsimile signature page were an original thereof.

     3.8     Legal  Fees.  In  the  event any Person commences a legal action or
             -----------
proceeding to enforce its rights under this Warrant, the non-prevailing party to such action or proceeding shall pay all reasonable and necessary costs and expenses (including reasonable and necessary attorney's fees) incurred in enforcing such rights.

Dated:  December  ___,  2005

                                       CHARYS  HOLDING  COMPANY  INC.



                                       By
                                         --------------------------------------
                                         Billy V. Ray, Jr., Chief Executive
                                         Officer

                                   APPENDIX I

                               NOTICE OF EXERCISE
                               ------------------

1. The undersigned hereby elects (please check the appropriate box and fill in the blank spaces):

     [ ] to purchase ______ shares of the Common Stock, $0.001 par value per share, of Charys Holding Company Inc. at ________ per share for a total of $______________ and pursuant to the terms of the attached Warrant, and tenders herewith payment of the aggregate Exercise Price of such Warrant Shares in full; or

     [ ] to purchase _______ shares of the Common Stock, $0.001 par value per share, of Charys Holding Company Inc. pursuant to the cashless exercise provision under Section 2.2 (b) of the attached Warrant, and tenders herewith the number of Warrant Shares to purchase such Warrant Shares based upon the formula set forth in Section 2.2 (b).

2. Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:


Dated:
      -----------------------
                                       By
                                         --------------------------------------
                                       Name:
                                            -----------------------------------